UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2018

BIOTECH PRODUCTS SERVICES AND RESEARCH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55008	47-4180540
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4045 Sheridan Avenue, Suite 239 Miami, FL	33140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 963-7881

N/A

(Former name or former address, if changed since last report)

With a copy to:

Richard C. Fox, Esq.

Fox Law Offices, P.A.

561 NE Zebrina Senda

Jensen Beach, FL 34957

T: 772.225.6435

rickfoxesq@gmail.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 23, 2018, Biotech Products Services and Research, Inc., a Nevada corporation (the “Company”), and Management and Business Associates, LLC, a Florida limited liability company (“MBA”), executed a Plan and Agreement of Reorganization (the “Reorganization Plan”) whereby the Company agreed to issue to MBA an aggregate of 222,425,073 shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company, representing 51% of the outstanding shares of Common Stock of the Company on fully-diluted basis, for $0.001 per share (or an aggregate of $222,425), to be paid for from the Company’s capital surplus, in consideration for MBA’s founder and Chief Executive Officer, Mr. Manuel Iglesias’, agreement to serve as the Company’s Chief Executive Officer and a member of the Board of the Company. The Reorganization Plan was retroactive as of April 13, 2018 (“Effective Date”).

Prior to the execution and effectiveness of the Reorganization Plan, Mr. Iglesias moved from his position as Chief Executive Officer to a position as Co-Chairman of the Board of Hygea Holdings Corp., a Florida corporation (“Hygea”), a diversified healthcare holding company that owns physician practices, ancillary services companies (e.g., pharmacies, therapies and diagnostic facilities), independent physician associations (IPAs), and other medical service entities that provide seamless care to commercial, Medicare and Medicaid patients. As the newly appointed Chief Executive Officer of the Company, Mr. Iglesias intends to bring his extensive industry experience and relationships to attract capital and industry leaders to the Company as the Company seeks to stabilize, expand and grow the business into becoming a leading supplier of services, products and therapies for the regenerative health care sector, including expansion into the rapidly growing wellness sector, and to pursue clinical studies and certifications for specific disease states using the expedited FDA program for regulatory approval for regenerative medicine advance therapies (“RMAT”).

Under the terms of the Reorganization Plan, as of the Effective Date:

1.	Mr. Iglesias replaced Albert Mitrani as Chief Executive Officer of the Company.
2.	Manual Iglesias and Richard Fox were appointed as members to the Board of Directors of the Company.
3.	Ian Bothwell and Maria Mitrani resigned from the Board of Directors of the Company.
4.	Albert Mitrani, Ian Bothwell and Maria Mitrani each agreed to terminate their respective employment agreements in favor of new employment agreements (“New Employment Agreements”). In connection with the New Employment Agreements, Mr. Mitrani will serve as the Company’s President, Ian Bothwell will remain Chief Financial Officer and Maria Mitrani will remain Chief Science Officer of the Company.
5.	Albert Mitrani, Ian Bothwell and Maria Mitrani each agreed to the cancellation of their 100 shares of the Company’s Series A Preferred Stock which had 80% voting control on generally all matters voted upon by the stockholders. In addition, the Company agreed that it would cancel the Certificates of Designation for the Company’s Series A Preferred Stock and Series B Preferred Stock.
6.	The Company agreed to terminate Sections 4.08(c) and 4.08(d) of the Company’s Second Amended and Restated By-Laws which had required supermajority approval of the Board for certain corporate actions.
7.	Ian Bothwell and Maria Mitrani exercised, on a cashless basis, all of their warrants for 48,624,561 and 21,757,895, respectively, shares of Common Stock of the Company based on the exercise price of $0.001 and the closing price of the Company’s Common Stock on the Effective Date.
8.	Ian Bothwell and Maria Mitrani were granted an additional 4,675,439 and 2,092,105, respectively, shares of Common Stock of the Company, respectively.
9.	Albert Mitrani, Ian Bothwell and Maria Mitrani each agreed to release the Company for all amounts owing to them for unpaid salaries through the Effective Date and advances and/or expenses incurred prior to December 31, 2017.

As a result of the above transactions, MBA has a controlling interest in the voting and equity interests of the Company.

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Item 3.02 Unregistered Sales of Equity Securities.

On April 23, 2018, in connection with the Reorganization Plan described under Item 1.01 of this Form 8-K, the Company issued MBA an aggregate of 222,425,073 shares of Common Stock of the Company, representing a 51% fully diluted equity interest in the Company at a price of $0.001 per share ($222,425), to be paid for from the Company’s capital surplus.

Effective April 13, 2018 in connection with the Reorganization Plan described under Item 1.01 of this Form 8-K, Ian Bothwell and Maria Mitrani each agreed to exercise on a cashless basis 53,300,000 warrants and 23,850,000 warrants, respectively, to purchase shares of Common Stock of the Company based on the exercise price of $0.001 and the closing price of the Company’s Common Stock on the Effective Date of $0.0124. As a result of the cashless exercises, Ian Bothwell and Maria Mitrani received 48,624,561 and 21,757,895 shares of Common Stock of the Company, respectively.

On April 23, 2018, in connection with the Reorganization Plan described under Item 1.01 of this Form 8-K, the Company issued an aggregate of 4,675,439 shares of Common Stock to Ian Bothwell and 2,092,105 shares of Common Stock to Maria Mitrani.

The Company issued the foregoing securities under the exemption from the registration requirements of the Securities Act of 1933, as amended (“Securities Act”), available under Section 4(a)(2) due to the fact that they were isolated transactions and did not involve a public offering of securities.

Item 5.01 Changes in Control of Registrant.

On April 23, 2018, in connection with the Reorganization Plan described under Item 1.01 of this Form 8-K, the Company issued MBA an aggregate of 222,425,073 shares of Common Stock of the Company, representing a 51% fully diluted equity interest in the Company at a price of $0.001 per share ($222,425), to be paid for from the Company’s capital surplus.

The foregoing issuance resulted in a change in control of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Reorganization Plan described under Item 1.01 of this Form 8-K, the Company appointed Manual Iglesias as the Chief Executive Officer of the Company, effective April 13, 2018. In addition, Mr. Iglesias and Mr. Richard Fox were appointed to serve as members of the Board of Directors of the Company, effective April 13, 2018, for a period of one year, or until the next annual stockholders’ meeting where their successor is elected and qualified, or their earlier removal.

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Business Experience

Manual E. Iglesias (age 63) was elected Chief Executive Officer and member of the Board of Directors of the Company effective April 13, 2018. In 2007, Mr. Iglesias founded Hygea Holdings Corp. and up until April 2018, served as its Chief Executive Officer. From 1988 to 2007, Mr. Iglesias served as the Chairman of the Board of Directors of Management and Business Associates, LLC, a management company based in Coral Gables, FL. He earned an MBA and JD from the University of Chicago in 1981 and 1979, respectively, and a B.S. in International Affairs from Georgetown University in 1976.

Richard C. Fox (age 83) was appointed as a member of the Board of Directors of the Company effective April 13, 2018. Mr. Fox has been engaged in the practice of law since 1961, with occasional breaks when he has served as a corporate officer. Since 1997 Mr. Fox has practiced as the principal of Fox Law Offices, P.A., with a practice focused on corporate, securities and business law. He is a retired member of the Pennsylvania Bar and an active member of the Florida Bar and is a graduate of the University of Chicago Law School (J.D. 1961).

Resignations of Messrs. A. Mitrani, Bothwell and M. Mitrani

In addition, in connection with the Reorganization Plan described under Item 1.01 of this Form 8-K, as of the Effective Date:

●	Manual Iglesias replaced Albert Mitrani as the Chief Executive Officer of the Company;
●	Ian Bothwell resigned from the Board of Directors of the Company; and
●	Maria Mitrani resigned from the Board of Directors of the Company.

Albert Mitrani and Ian Bothwell and Maria Mitrani Employment Agreement Terminations and Release Agreements

Effective April 13, 2018, in connection with Reorganization Plan described under Item 1.01 of this Form 8-K, Albert Mitrani, Ian Bothwell, and Maria Mitrani, each agreed to terminate their respective employment agreements, dated November 4, 2016, as amended, in favor of New Employment Agreements under the terms described below. In addition, in connection with the termination of the aforementioned agreements, Albert Mitrani, Ian Bothwell and Maria Mitrani each agreed to release the Company for all amounts owing to them for unpaid salaries through the Effective Date and advances and/or expenses incurred prior to December 31, 2017.

Material Plans, Contracts or Arrangements

On April 23, 2018, the Company entered into new employment agreements, effective as of April 13, 2018 (the “New Employment Agreements”), with each of Albert Mitrani, Ian Bothwell and Maria Mitrani (each, an “Executive”). A form copy of the New Employment Agreement is filed as an exhibit to this Form 8-K and incorporated by reference herein.

Pursuant to the Albert Mitrani’s New Employment Agreement, Mr. Mitrani shall serve as the Company’s President. Mr. Mitrani’s base annual salary is $162,500, which shall accrue commencing Effective Date and shall be payable in equal semi-monthly installments, commencing May 1, 2018, in arrears. The base salary shall be reviewed at least annually by the Board and the Board may, but shall not be required to, increase the base salary during the Employment Term.

Pursuant to Ian Bothwell’s New Employment Agreement, Mr. Bothwell shall continue to serve as the Company’s Chief Financial Officer. Mr. Bothwell’s base annual salary is $125,000, which shall accrue commencing Effective Date and shall be payable in equal semi-monthly installments, commencing May 1, 2018, in arrears. The base salary shall be reviewed at least annually by the Board and the Board may, but shall not be required to, increase the base salary during the Employment Term.

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Pursuant to Maria Mitrani’s New Employment Agreement, Dr. Mitrani shall continue serving as the Company’s Chief Science Officer. Dr. Mitrani’s base annual salary is $162,500, which shall accrue commencing Effective Date and shall be payable in equal semi-monthly installments, commencing May 1, 2018, in arrears. The base salary shall be reviewed at least annually by the Board and the Board may, but shall not be required to, increase the base salary during the Employment Term.

Term

The term of each New Employment Agreement commences as of the Effective Date and continues until December 31, 2020 or December 31, 2023 (“Initial Term”), unless terminated earlier pursuant to the terms of the New Employment Agreement; provided that, on such expiration of the Initial Term, and each annual anniversary thereafter (such date and each annual anniversary thereof, a “Renewal Date”), the agreement shall be deemed to be automatically extended, upon the same terms and conditions, for successive periods of one year, unless either party provides written notice of its intention not to extend the term of the Agreement at least 90 days’ prior to the applicable Renewal Date. The period during which the Executive is employed by the Company hereunder is hereinafter referred to as the “Employment Term.”

Unpaid Advances

All unpaid advances by the Executive to the Company prior to January 1, 2018 and all unreimbursed expenses of Executive incurred prior to January 1, 2018 are forgiven and shall be written off by Executive. The Company shall repay the unpaid advances subsequent to December 31, 2017 and the unreimbursed expenses incurred subsequent to December 31, 2017 on May 15, 2018.

Fringe Benefits and Perquisites

During the Employment Term, each Executive shall be entitled to fringe benefits and perquisites consistent with the practices of the Company, and to the extent the Company provides similar benefits or perquisites (or both) to similarly situated executives of the Company.

Termination

The Company may terminate the New Employment Agreement at any time for good cause, as defined in the New Employment Agreement, including, the Executive’s death, disability, Executive’s willful and international failure or refusal to follow reasonable instructions of the Company’s Board of Directors, reasonable and material policies, standards and regulations of the Company’s Board of Directors or management.

Item 8.01 Other Events.

Prior to the closing of the Reorganization Plan described under Item 1.01 of this Form 8-K, and since the announcement of the sale of the Company’s laboratory facilities in February 2018, including the departure of several key executives, the Company has been unsuccessful in generating sufficient revenues, and as a result, has had a lack of working capital to meet current operating costs, hiring of additional sales personnel, pay past due accounts payable obligations to its vendors and professionals, pay past due and/or current salaries to its remaining management or fund potential growth opportunities.

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The Company’s quarterly and annual financial statements for the year ended October 31, 2016 and thereafter have been qualified by its independent registered public accountants due to a question about its ability to generate sufficient cash to meet its financial obligations. From time to time, the Company has raised additional capital through the sale of securities in private offerings exempt from registration under to Section 4(a)(2) of the Securities Act. However, these amounts have never been sufficiently large to ensure the financial stability of the Company. As a result, the Company has not been able to maintain sufficient capital to fund (1) its ongoing operations, (2) pay salaries to management, (3) pay past due accounts payables and/or (4) fund growth opportunities. The Company does not have any significant assets that could be pledged as collateral in connection with debt and/or equity financings. In addition, the Company does not have the money necessary to have its consolidated financial statements for the year ended October 31, 2017 audited by its independent registered public accountants or its unaudited consolidated financial statements for the quarter ended January 31, 2018 reviewed by its independent registered public accountants and prepare and file the Annual Report and Quarterly Report on Form 10-K and Form 10-Q for the year ended October 31, 2017 and the quarter ended January 31, 2018, respectively. As a result, the Company is not currently in compliance with its reporting obligations under Section 13(a) of the Securities Exchange Act of 1934, as amended. This delinquency in compliance is also a hindrance in securing additional debt and/or equity financings.

As reported in the Company’s last report on form 10-Q filed with the SEC for the quarter ended July 31, 2017, the Company incurred a net loss of $8,124,079 for the nine months ended July 31, 2017. In addition, the Company had an accumulated deficit of $10,153,368 and a negative working capital position of $2,707,416 at July 31, 2017.

As a result of its financial condition and the inability to identify additional sources of capital for Company and its subsidiaries, the Company made the decision to enter into the Reorganization Plan with MBA to obtain the services of MBA’s founder and Chief Executive Officer, Manuel Iglesias, as the Company’s Chief Executive Officer and member of the Board of the Company.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.:	Document Description:
2.1	Plan and Agreement of Reorganization, dated April 23, 2018, between Management and Business Associates, LLC and Biotech Products Services and Research, Inc.

10.1	Form Of Employment Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTECH PRODUCTS SERVICES AND RESEARCH, INC.

Dated: April 26, 2018	By:	/s/ Manual Iglesias
Manual Iglesias
Chief Executive Officer
(Principal Executive Officer)

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